                         CENTURA SOFTWARE CORPORATION
                   SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual Release ("AGREEMENT") is made by and between Centura Software Corporation, a California corporation (the "COMPANY"), and Samuel M. Inman ("MR. INMAN").

    WHEREAS, Mr. Inman is employed by the Company; and

    WHEREAS, the Company and Mr. Inman have mutually agreed to terminate the existing employment relationship and to release each other from any claims arising from or related to the employment relationship.

    NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Mr. Inman (collectively referred to as the "PARTIES") hereby agree as follows:

    1.   RESIGNATION.   Mr. Inman and the Company agree that Mr. Inman's
status as President, Chief Executive Officer and Chairman of the Board of Directors of the Company and all other positions of the Company held by Mr. Inman shall terminate on December 8, 1997, provided, however, that Mr. Inman's employment with the Company shall continue beyond the termination of such status as provided in this Agreement; and provided further than Mr. Inman shall remain a Director of the Company until Mr. Inman resigns such position or is requested to resign by the Company's Board of Directors, at which time Mr. Inman agrees to resign such position.

    2.   CONTINUATION OF EMPLOYMENT.   In consideration for the release of
claims by Mr. Inman set forth below and other obligations under this Agreement, the Company and Mr. Inman agree to the following terms with respect to continuation of Mr. Inman's employment by the Company:

         (a) that Mr. Inman shall continue to work as a full-time employee of the Company until December 31, 1997 (the "Termination Date"), and shall be entitled to receive his current base salary and any earned but unpaid bonus and accrued vacation (less applicable withholding) through December 31, 1997 in accordance with the Company's regular payroll practices while so employed; and

         (b) that as a condition to Mr. Inman's continued employment with the Company, during the period commencing on January 1, 1998 and continuing through July 31, 1998 (the "Service Period"), Mr. Inman agrees to provide services to the Company as follows:

              (i) Mr. Inman shall be available to assist the President, or other employees of the Company as designated by the President, in fulfilling such projects reasonably consistent with Mr. Inman's prior position with the Company as requested by the President;

              (ii) Mr. Inman shall report directly to the President of the Company; and

              (iii) Mr. Inman shall contact the President no less frequently than monthly, at a day and time each month mutually agreed to by Mr. Inman and the President, to report the status of Mr. Inman's continuing projects for the Company.

To facilitate Mr. Inman's rendering of services to the Company, as set forth above, during the Service Period, the Company agrees to maintain Mr. Inman's electronic mail addresses on the Company's systems. Mr. Inman hereby acknowledges and agrees that the performance of his services is on an at-will basis, and that his services may be terminated at any time for any reason by the Company or Mr. Inman upon ten (10) days' written notice.

    3. PAYMENT. In consideration for the release of claims set forth below and Mr. Inman's continued services to the Company during the Service Period, the Company agrees to pay Mr. Inman a lump sum payment of $233,333.33, which is equal to seven months of current base salary (less applicable tax withholding), on or about January 5, 1998, the first business day of the Service Period.

    4.   EMPLOYEE BENEFITS.

         (a) Mr. Inman shall continue to receive the Company's life, medical, dental and vision insurance benefits at Company expense until the earlier of July 31, 1998 or the date on which Mr. Inman commences full or part-time employment with a new employer, which date shall be the "qualifying event" date under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"). Following such date, Mr. Inman shall have the right to continue, at his own expense, coverage under the Company's medical, dental and vision (but not life) insurance programs as provided by COBRA.

         (b) Except as otherwise provided above, Mr. Inman shall not be entitled to participate in any of the Company's benefit plans or programs offered to employees or officers of the Company, including, but not limited to, any accrual of vacation, after the Termination Date.

    5. STOCK OPTIONS. Under the terms of the Stock Option Agreements issued to Mr. Inman over the course of his employment with the Company, Mr. Inman was granted options to purchase 479,999 (the "January 1996 Options"), and 120,000 (the "March 1997 Option") total shares of the Company's Common Stock under the Company's 1986 Stock Option Plan and 1995 Stock Option Plan, respectively. The January 1996 Options and the March 1997 Option may hereinafter be referred to collectively as the Options. As of the Termination Date, 260,000 shares under the January 1996 Options and 0 shares under the March 1997 Option have vested, respectively (the "Vested Shares") and 219,999 and 120,000 shares, respectively, have not vested (the "Unvested Shares"). Subject to the provisions set forth in the next sentence, in consideration for the release of claims set forth below and for Mr. Inman's continued services to the Company during the Service Period, as well as other obligations under this Agreement, the Options shall continue to vest at their regular monthly vesting rate during the Service Period or so long as Mr. Inman serves as a member of the Board, and such Options shall thereafter be exercisable with respect to such fully vested option shares for 30 days after the later of the date on which Mr. Inman ceases to provide services to the Company in accordance with Section 2(b) above or ceases to serve as a director of the Company, but no later than 30 days after July 31, 1998. The foregoing provision shall be null and void and of no force or effect if: (i) in the opinion of the Company's independent auditors, such continued vesting would require the Company to recognize an additional compensation expense to its income statement for the fiscal year ending December 31, 1997 or 1998, or
(ii) if it is determined by the Board of Directors, upon consultation with the Company's management and independent auditors, that such continued vesting would preclude accounting for any proposed business combination of the Company as a pooling of interests, and the Board otherwise desires to approve such a proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests.

    Mr. Inman acknowledges and agrees that if the Options are not exercised within 90 days of the Termination Date, they shall no longer qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and shall thereafter be nonstatutory stock options. Mr. Inman further acknowledges and agrees that he shall remain bound by all other terms of the Stock Option Agreements issued by the Company to him.

    6. NO OTHER PAYMENTS DUE. The Company agrees that it will continue to pay to Mr. Inman the salary described in Section 2(a) through the Termination Date in accordance with the Company's normal payroll practices, and that the Company will pay to Mr. Inman on or before the Termination Date all salary as may then be due to Mr. Inman. Mr. Inman will execute an acknowledgment of receipt of all such payments as received and an acknowledgment that, in light of the payment by the Company of all wages due, or to become due to Mr. Inman, California Labor Code Section 206.5 is not applicable to the Parties hereto. That section provides in pertinent part as follows:

              No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

    7. RELEASE OF CLAIMS. In consideration for the obligations of both parties set forth in this Agreement, Mr. Inman and the Company, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date of this Agreement including, without limitation:

         (a) any and all claims relating to or arising from Mr. Inman's employment relationship with the Company and the termination of that relationship;

         (b) any and all claims relating to, or arising from, Mr. Inman's right to purchase, or actual purchase of shares of stock of the Company;

         (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied, negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; negligence; and defamation;

         (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

         (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

         (f)  any and all claims for attorneys' fees and costs.

         The Company and Mr. Inman agree that the release set forth in this
Section 6 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred or specified under (i) this Agreement, (ii) the Indemnification Agreement dated _____, 199___ between Mr. Inman and the Company (the "Indemnification Agreement"), or (iii) attributable to any act of fraud by any party hereto.

         Except as expressly provided herein, this Agreement shall supersede and render null and void any and all prior agreements between the parties other than the Indemnification Agreement, the Options, and the Confidentiality Agreement as defined in Section 10 hereof.

    8. ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA. Mr. Inman acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Mr. Inman and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Mr. Inman acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Mr. Inman was already entitled. Mr. Inman further acknowledges that he has been advised by this writing that (a) he should consult with an attorney PRIOR to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the Parties to revoke the Agreement (the "Revocation Period"); and (d) this Agreement shall not be effective until the Revocation Period has expired.

    9. CIVIL CODE SECTION 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Mr. Inman and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

    A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

    Mr. Inman and the Company, being aware of said Code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

    10. NONDISCLOSURE OF CONFIDENTIAL AND PROPRIETARY INFORMATION. Mr. Inman understands and agrees that his obligations to the Company under his existing Proprietary Information and Inventions Assignment and Confidentiality Agreement between Mr. Inman and the Company (the "CONFIDENTIALITY AGREEMENT"), a copy of which is attached hereto as EXHIBIT A, shall continue through the Termination Date and shall survive termination of his relationship with the Company under this Agreement and that Mr. Inman shall continue to maintain the confidentiality of all confidential and proprietary information of the Company as provided by the Confidentiality Agreement. Mr. Inman agrees that at all times hereafter, he shall not intentionally divulge, furnish or make available to any party any of the trade secrets, patents, patent applications, price decisions or determinations, inventions, customers, proprietary information or other intellectual property of the Company, until after such time as such information has become publicly known otherwise than by act of collusion of Mr. Inman.

    11. NONCOMPETITION AND NONSOLICITATION. Mr. Inman agrees that through the Service Period, Mr. Inman shall not, without the prior written consent of the Company, at any time, directly or indirectly, whether or not for compensation, engage in, or have any interest in Pervasive Software Company or Sybase Corporation (whether as an employee, officer, director, agent, security holder, creditor, consultant, partner or otherwise). Mr. Inman further agrees that through the Service Period and a period of one year thereafter, Mr. Inman shall not induce or attempt to induce any person who is an employee of the Company, or any affiliated company, to leave the Company, or any affiliated company, to become an employee of any person, firm, corporation or business that engages in any activity that is in direct competition with the Company. It is expressly agreed by the Parties that after the Termination Date Mr. Inman may pursue and engage in full-time employment that does not conflict with his obligations under this Section 11 and that such employment shall not constitute a breach of this Agreement by Mr. Inman.

    The Parties intend that the covenant contained in the preceding paragraph shall be construed as a series of separate covenants, one for each county or other geographic or political subdivision of each jurisdiction in which the Company conducts business. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then the unenforceable covenant shall be deemed eliminated from the provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

    12. NON-DISPARAGEMENT. Each Party agrees to refrain from any disparagement, criticism, defamation, slander of the other, or tortious interference with the contracts and relationships of the other. The Company's personnel records will reflect that Mr. Inman voluntarily terminated his employment on the Employment Termination Date.

    13. AUTHORITY. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Mr. Inman represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

    14. NO REPRESENTATIONS. Neither Party has relied upon any representations or statements made by the other Party hereto which are not specifically set forth in this Agreement.

    15. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

    16. ARBITRATION. The Parties shall attempt to settle all disputes arising in connection with this Agreement through good faith consultation.
In the event no agreement can be reached on such dispute within fifteen (15) days after notification in writing by either Party to the other concerning such dispute, the dispute shall be settled by binding arbitration to be conducted in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The arbitration decision shall be final, conclusive and binding on both Parties and any arbitration award or decision may be entered in any court having jurisdiction. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties further agree that the prevailing Party in any such proceeding shall be awarded reasonable attorneys' fees and costs. This Section 16 shall not apply to the Confidentiality Agreement. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS.

    17. ENTIRE AGREEMENT. This Agreement, and the exhibit hereto, represent the entire agreement and understanding between the Company and Mr. Inman concerning Mr. Inman's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Mr. Inman's relationship with the Company and his compensation by the Company, other than the Stock Option Agreements described in Section 4 and the Confidentiality Agreement described in Section 10.

    18. NO ORAL MODIFICATION. This Agreement may only be amended in writing signed by Mr. Inman and the Company.

    19. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, without regard to its conflicts of law provisions.

    20. EFFECTIVE DATE. This Agreement is effective seven days after it has been signed by both Parties and such date is referred to herein as the "EFFECTIVE DATE."

    21. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

    22. ASSIGNMENT. This Agreement may not be assigned by Mr. Inman or the Company without the prior written consent of the other party.
Notwithstanding the foregoing, this Agreement may be assigned by the Company to a corporation controlling, controlled by or under common control with the Company without the consent of Mr. Inman.

    23. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

         (a)  they have read this Agreement;

         (b) they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

         (c) they understand the terms and consequences of this Agreement and of the releases it contains; and

         (d) they are fully aware of the legal and binding effect of this Agreement.


                              [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Parties have executed this Agreement and Mutual Release on the respective dates set forth below.


                                  CENTURA SOFTWARE CORPORATION


Dated as of December 8, 1997      By:     /s/ Samuel Inman
                                     ------------------------------------
                                  Title:  President & Chief Executive Officer



                                  SAMUEL M. INMAN, an individual



Dated as of December 8, 1997              /s/Samuel Inman
                                     ------------------------------------
                                          Samuel M. Inman

                                   EXHIBIT A

                          CONFIDENTIALITY AGREEMENT

                          CENTURA SOFTWARE CORPORATION
                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual Release ("AGREEMENT") is made by and between Centura Software Corporation, a California corporation (the "COMPANY"), and Earl M. Stahl ("MR. STAHL").

    WHEREAS, Mr. Stahl is employed by the Company; and

    WHEREAS, the Company and Mr. Stahl have mutually agreed to terminate the existing employment relationship and to release each other from any claims arising from or related to the employment relationship.

    NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Mr. Stahl (collectively referred to as the "PARTIES") hereby agree as follows:

    1. RESIGNATION. Mr. Stahl and the Company agree that Mr. Stahl's status as Senior Vice President, Engineering and Chief Technical Officer of the Company, all other positions of the Company held by Mr. Stahl, and Mr. Stahl's full-time employment with the Company shall terminate on December 8, 1997 (the "Termination Date"), provided, however, that Mr. Stahl shall remain a Director of the Company until Mr. Stahl resigns such position or is requested to resign by the Company's Board of Directors, at which time Mr. Stahl agrees to resign such position.

    2. CONTINUATION OF EMPLOYMENT. During the period commencing on December 9, 1997 and continuing thereafter until terminated by the Company or Mr. Stahl in accordance with this Section 2 (the "Service Period"), Mr. Stahl agrees to provide services to the Company as follows:

        (i) Mr. Stahl shall be available to assist the President, or other employees of the Company as designated by the President, in fulfilling such projects reasonably consistent with Mr. Stahl's prior position with the Company as requested by the President, including without limitation providing technical product support on SQL Windows and CTD for bug fixes, architecture changes and other matters;

        (ii) Mr. Stahl shall report directly to the President of the Company;
    and

       (iii) Mr. Stahl shall contact the President no less frequently than monthly, at a day and time each month mutually agreed to by Mr. Stahl and the President, to report the status of Mr. Stahl's continuing projects for the Company.

    To facilitate Mr. Stahl's rendering of services to the Company, as set forth above, during the Service Period, the Company agrees to maintain Mr. Stahl's electronic mail addresses on the Company's systems, maintain a voice mailbox, and continue to provide computer equipment as needed. Mr. Stahl hereby acknowledges and agrees that the performance of his services is on an at-will basis, that his services may be terminated at any time for any reason by the Company or Mr. Stahl upon ten (10) days' written notice, and that upon such termination the Company's compensation obligations to Mr. Stahl under Section 3 below shall terminate.

    3. PAYMENT AND LOAN AGREEMENT. In consideration for the release of claims set forth below and for Mr. Stahl's continued services to the Company during the Service Period, for each month for which Mr. Stahl performs services during the Service Period, the Company will credit an amount equal to Mr. Stahl's current monthly base salary (less applicable withholding) first to accrued interest and then to the outstanding principal balance under the loan pursuant to that certain Loan Agreement Secured by Property and Securities dated August 31, 1995 by and between the Company and Earl and Ann Stahl (the "Loan" and "Loan Agreement"). Mr. Stahl acknowledges that he shall not be entitled to any other payments from the Company for services performed during the Service Period. The Parties acknowledge and agree that in accordance with Section 3 of the Note Secured by Deed of Trust under the Loan

Agreement, all outstanding principal balance and accrued interest on the Loan shall become due and payable in full six (6) months after termination of the Service Period, or if earlier, upon the occurrence of any of the events specified in items (i), (ii), (iv), (v) and (vi) of such Section 3. The Parties agree that the Loan and Loan Agreement shall be unmodified and shall remain in full force and effect.

    4. EMPLOYEE BENEFITS. Following the Termination Date, Mr. Stahl shall have the right to continue, at his own expense, coverage under the Company's medical, dental and vision insurance programs as provided by COBRA. Except as otherwise provided above, Mr. Stahl shall not be entitled to participate in any of the Company's benefit plans or programs offered to employees or officers of the Company.

    5. STOCK OPTIONS. Options to purchase the Company's Common Stock held by Mr. Stahl will continue to vest at their regular monthly vesting rate during the Service Period or so long as Mr. Stahl serves as a member of the Board, and such options shall thereafter be exercisable with respect to such vested option shares thereunder for 30 days after the later of the date on which Mr. Stahl ceases to provide services to the Company in accordance with Section 2 above or ceases to serve as a Director of the Company.

    Mr. Stahl acknowledges and agrees that if the such options are not exercised within 90 days of the Termination Date, they shall no longer qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and shall thereafter be nonstatutory stock options. Mr. Stahl further acknowledges and agrees that he shall remain bound by all terms of the Stock Option Agreements issued by the Company to him.

    6. NO OTHER PAYMENTS DUE. Mr. Stahl acknowledges and agrees that the payments being made to him, and the obligations being undertaken by the Company, as described in this Agreement, constitute all payments which he is entitled to receive and that, except as expressly provided herein, he is not entitled to any further or additional compensation or benefit from the Company. Mr. Stahl acknowledges that, in light of the payment by the Company of all wages due, or to become due to Mr. Stahl, California Labor Code Section 206.5 is not applicable to the Parties hereto. That section provides in pertinent part as follows:

    No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

    7. RELEASE OF CLAIMS. In consideration for the obligations of both parties set forth in this Agreement, Mr. Stahl and the Company, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date of this Agreement including, without limitation:

        (a) any and all claims relating to or arising from Mr. Stahl's employment relationship with the Company and the termination of that relationship;

        (b) any and all claims relating to, or arising from, Mr. Stahl's right to purchase, or actual purchase of shares of stock of the Company;

        (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied, negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; negligence; and defamation;

        (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

        (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

        (f) any and all claims for attorneys' fees and costs.

    The Company and Mr. Stahl agree that the release set forth in this Section 6 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred or specified under (i) this Agreement, (ii) the Indemnification
Agreement dated            , 199 between Mr. Stahl and the Company (the
"Indemnification Agreement"), or (iii) attributable to any act of fraud by any party hereto.

    Except as expressly provided herein, this Agreement shall supersede and render null and void any and all prior agreements between the parties other than the Indemnification Agreement, Mr. Stahl's options, and the Confidentiality Agreement as defined in Section 10 hereof.

    8. ACKNOWLEDGMENT OF WAIVER OF CLAIMS UNDER ADEA. Mr. Stahl acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Mr. Stahl and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Mr. Stahl acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Mr. Stahl was already entitled. Mr. Stahl further acknowledges that he has been advised by this writing that (a) he should consult with an attorney PRIOR to executing this Agreement; (b) he has at least twenty-one (21) days within which to consider this Agreement; (c) he has at least seven (7) days following the execution of this Agreement by the Parties to revoke the Agreement (the "Revocation Period"); and (d) this Agreement shall not be effective until the Revocation Period has expired.

    9. CIVIL CODE SECTION 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Mr. Stahl and the Company acknowledge that they have been advised by legal counsel and are familiar with the provisions of California Civil Code
Section 1542, which provides as follows:

    A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

    Mr. Stahl and the Company, being aware of said Code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

    10. NONDISCLOSURE OF CONFIDENTIAL AND PROPRIETARY INFORMATION. Mr. Stahl understands and agrees that his obligations to the Company under his existing Proprietary Information and Inventions Assignment and Confidentiality Agreement between Mr. Stahl and the Company (the "CONFIDENTIALITY AGREEMENT"), a copy of which is attached hereto as EXHIBIT A, shall continue through the Termination Date and shall survive termination of his relationship with the Company under this Agreement and that Mr. Stahl shall continue to maintain the confidentiality of all confidential and proprietary information of the Company as provided by the Confidentiality Agreement. Mr. Stahl agrees that at all times hereafter, he shall not intentionally divulge, furnish or make available to any party any of the trade secrets, patents, patent applications, price decisions or determinations, inventions, customers, proprietary information or other

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
intellectual property of the Company, until after such time as such information has become publicly known otherwise than by act of collusion of Mr. Stahl.

    11. NONCOMPETITION AND NONSOLICITATION. Mr. Stahl agrees that through the Service Period, Mr. Stahl shall not, without the prior written consent of the Company, at any time, directly or indirectly, whether or not for compensation, engage in, or have any interest in Pervasive Software Company or Sybase Corporation (whether as an employee, officer, director, agent, security holder, creditor, consultant, partner or otherwise). Mr. Stahl further agrees that through the Service Period and a period of one year thereafter, Mr. Stahl shall not induce or attempt to induce any person who is an employee of the Company, or any affiliated company, to leave the Company, or any affiliated company, to become an employee of any person, firm, corporation or business described above. It is expressly agreed by the Parties that after the Termination Date Mr. Stahl may pursue and engage in full-time employment that does not conflict with his obligations under this Section 11 and that such employment shall not constitute a breach of this Agreement by Mr. Stahl.

    The Parties intend that the covenant contained in the preceding paragraph shall be construed as a series of separate covenants, one for each county or other geographic or political subdivision of each jurisdiction in which the Company conducts business. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then the unenforceable covenant shall be deemed eliminated from the provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

    12. NON-DISPARAGEMENT. Each Party agrees to refrain from any disparagement, criticism, defamation, slander of the other, or tortious interference with the contracts and relationships of the other. The Company's personnel records will reflect that Mr. Stahl voluntarily terminated his employment on the Employment Termination Date.

    13. AUTHORITY. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Mr. Stahl represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him, including his spouse, Ann Stahl, to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

    14. NO REPRESENTATIONS. Neither Party has relied upon any representations or statements made by the other Party hereto which are not specifically set forth in this Agreement.

    15. SEVERABILITY. In the event that any provision hereof becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

    16. ARBITRATION. The Parties shall attempt to settle all disputes arising in connection with this Agreement through good faith consultation. In the event no agreement can be reached on such dispute within fifteen (15) days after notification in writing by either Party to the other concerning such dispute, the dispute shall be settled by binding arbitration to be conducted in Santa Clara County before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The arbitration decision shall be final, conclusive and binding on both Parties and any arbitration award or decision may be entered in any court having jurisdiction. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties further agree that the prevailing Party in any such proceeding shall be awarded reasonable attorneys' fees and costs. This Section 16 shall not apply to the Confidentiality Agreement. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS.

    17. ENTIRE AGREEMENT. This Agreement, and the exhibit hereto, represent the entire agreement and understanding between the Company and Mr. Stahl concerning Mr. Stahl's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Mr. Stahl's relationship with the Company and his compensation by the Company, other than the Loan and Loan Agreement described in Section 2, the Confidentiality Agreement described in
Section 10, and the Option Agreements between the Company and Mr. Stahl, which agreements shall remain in full force and effect.

    18. NO ORAL MODIFICATION. This Agreement may only be amended in writing signed by Mr. Stahl and the Company.

    19. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, without regard to its conflicts of law provisions.

    20. EFFECTIVE DATE. This Agreement is effective seven days after it has been signed by both Parties and such date is referred to herein as the "EFFECTIVE DATE."

    21. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

    22. ASSIGNMENT. This Agreement may not be assigned by Mr. Stahl or the Company without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement may be assigned by the Company to a corporation controlling, controlled by or under common control with the Company without the consent of Mr. Stahl.

    23. VOLUNTARY EXECUTION OF AGREEMENT. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

        (a) they have read this Agreement;

        (b) they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

        (c) they understand the terms and consequences of this Agreement and of the releases it contains; and

        (d) they are fully aware of the legal and binding effect of this Agreement.

                            [Signature Page Follows]

    IN WITNESS WHEREOF, the Parties have executed this Agreement and Mutual Release on the respective dates set forth below.

                                               CENTURA SOFTWARE CORPORATION

Dated as of December   , 1997                  By:/s/ Samuel Inman

                                               Title: President & Chief Executive Officer

                                               EARL M. STAHL, an individual

Dated as of December 8, 1997                   /s/ Earl M. Stahl
                                                               Earl M. Stahl

                                   EXHIBIT A

                           CONFIDENTIALITY AGREEMENT

                                       7